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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  MAY 15, 1996



                           CHARTER ONE FINANCIAL, INC.
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             (Exact name of registrant as specified in its charter)


        Delaware                  0-16311         34-1567092
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(State or other jurisdiction   (Commission     (IRS Employer
      of incorporation)         File Number)    Identification No.)


1215 Superior Avenue     Cleveland, Ohio                   44114
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(Address of principal executive offices)                (Zip code)



Registrant's telephone number, including area code:  (216) 566-5300
                                                     --------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)




                             Exhibit Index on Page 2
                                Page 1 of 4 Pages


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Item 5.  Other Events
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         On May 15, 1996, the Registrant announced that it was commencing an open-market stock repurchase program to purchase up to 5% of the shares of Registrant's outstanding common stock. For further information, reference is made to the Registrant's press release dated May 15, 1996, which is attached hereto as Exhibit 99.1, and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information
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         and Exhibits
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         The following is a list of exhibits filed with this Current Report on
Form 8-K indexed to their location in the sequentially numbered copy.

         Exhibit No.     Description                         Page No.
         -----------     -----------                         --------

            99.1         Press Release,                      4 of 4
                         dated May 15, 1996


                                Page 2 of 4 Pages


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CHARTER ONE FINANCIAL, INC.


                                  By: /s/ ROBERT J. VANA
                                     ------------------------------------
                                      Robert J. Vana
                                      Secretary


Date:  May 29, 1996




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